Exhibit 10.3

Execution Version

FORM OF SECURED DEBENTURE CERTIFICATE

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF IANTHUS CAPITAL MANAGEMENT, LLC (THE “ISSUER”) THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER, (B) OUTSIDE OF THE UNITED STATES IN ACCORDANCE WITH RULES 903 OR 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE U.S. SECURITIES ACT AND IS AVAILABLE FOR RESALE OF THE SECURITIES, OR (D) IN ACCORDANCE WITH (1) RULE 144A UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, OR (2) ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT, IN THE CASE OF (D)(2) ABOVE OR IF OTHERWISE REQUIRED BY THE ISSUER, AN OPINION OF COUNSEL OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE ISSUER, IS PROVIDED.

iANTHUS CAPITAL MANAGEMENT, LLC

8.0% SENIOR SECURED DEBENTURE

Date: June 24, 2022

ARTICLE 1

PRINCIPAL AND INTEREST

1.1	Promise to Pay

FOR VALUE RECEIVED, the undersigned, iANTHUS CAPITAL MANAGEMENT, LLC, a limited liability company formed under the Laws of the State of Delaware, (the “Issuer”) hereby acknowledges itself indebted to and promises to pay to the order of [•] and its successors and assigns (the “Secured Lender”) on the earlier of (a) June 24, 2027 and (b) such earlier date as the Principal Amount (as hereinafter defined) may become payable (the “Maturity Date”) in accordance with the provisions of this senior secured debenture (the “Secured Debenture”), the principal amount of [•] (USD $[•]) in lawful money of the United States (the “Principal Amount”) and to accrue interest (“Interest”) on the Principal Amount outstanding from time to time at the Interest Rate (as hereinafter defined) until the Principal Amount of the Secured Debenture is repaid in full in accordance with its terms. Interest shall accrue at the rate of 8% per annum (the “Interest Rate”) and shall be calculated on the basis of the actual days elapsed in the period for which such Interest is to accrue and on the basis of a year of 360 days. Interest shall be paid in kind by adding the interest accrued on the Principal Amount on the last day of each fiscal quarter (the first such interest payment date being June 30, 2022), such amount thereafter becoming part of the “Principal Amount” and accruing interest hereunder, and such Interest paid in kind shall be payable on the date that all of the Principal Amount is due and payable pursuant hereto. Any Obligations (as defined in the Secured Debenture Purchase Agreement, defined below) arising out of this Secured Debenture, including without limitation the Principal Amount and the Interest, shall be referred to herein as the “Obligations”. The Secured Lender acknowledges that this Secured Debenture is one of a series of debentures of substantially identical terms and conditions issued by the Issuer to other holders (with the Secured Lender, collectively, the “Secured Lenders”) under the terms and conditions of the Secured Debenture Purchase Agreement.

ARTICLE 2

INTERPRETATION AND GENERAL PROVISIONS

2.1	Interpretation

Capitalized terms used herein without definition shall have the meaning ascribed thereto in the Third Amended and Restated Secured Debenture Purchase Agreement dated June 24, 2022 among the Secured Lenders party thereto, Gotham Green Admin 1, LLC, as Collateral Agent, the Issuer’s parent company iAnthus Capital Holdings, Inc. (the “Parent Company”), the Issuer and the other Credit Parties party thereto (as further amended, restated, supplemented or otherwise modified from time to time, the “Secured Debenture Purchase Agreement”) providing for, inter alia, the issuance of this Secured Debenture to the Secured Lender.

2.2	Plurality and Gender

Words importing the singular number only shall include the plural and vice versa and words importing the masculine gender shall include the feminine gender and words importing Persons shall include firms and corporations and vice versa.

2.3	Headings, etc.

The division of this Secured Debenture into Articles, Sections, subsections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Secured Debenture.

2.4	Day Not a Business Day

In the event that any day on or before which any action is required to be taken hereunder is not a Business Day, then such action shall be required to be taken at or before the requisite time on the next succeeding day that is a Business Day.

2.5	Currency

Any reference in this Secured Debenture to “Dollars”, “dollars” or the sign “$” shall be deemed to be a reference to lawful money of the United States.

ARTICLE 3

PAYMENT OF PRINCIPAL AND INTEREST

3.1 The Obligations shall be due and payable without deduction or withholding for taxes of any kind or nature, unless specifically contemplated in the Secured Debenture Purchase Agreement, immediately on the earlier of:

(a)	the Maturity Date; and

(b)	the occurrence and continuance of an Event of Default (defined below).

ARTICLE 4

REDEMPTION

4.1	No Early Redemption or Prepayment

Except pursuant to Section 4.4, the Issuer shall not be permitted to redeem, convert or prepay the Secured Debentures prior to the date which is the third anniversary of the Closing Date without the prior written consent of the Secured Lender.

4.2	Redemption or Prepayment

From and after the third anniversary of the Closing Date and except as provided for in Section 4.4, the Issuer may prepay the Secured Debentures, in whole or in part, at any time upon at least 30 days’ prior written notice to the Secured Lenders, without premium or penalty, provided that, any such prepayment must be paid to the Secured Lenders pro rata in respect of the unpaid Obligations under this Secured Debenture held by each Secured Lender.

4.3	Notice of Change of Control Transaction

Upon the occurrence of any event constituting or reasonably likely to constitute a Change of Control Transaction in respect of the Issuer or Parent Company, the Issuer shall give written notice to the Secured Lender of such Change of Control Transaction at least thirty (30) days or, with the prior written consent of the Secured Lender, as soon as reasonably possible prior to the effective date of any such Change of Control Transaction and another written notice on or immediately after the effective date of such Change of Control Transaction (the “Change of Control Notice”).

4.4	Redemption if Change of Control Transaction

Upon receipt of a Change of Control Notice, each Secured Lender shall, in its sole discretion and within five (5) Business Days before the Change of Control Transaction, provide a written election to the Issuer to either (a) purchase this Secured Debenture at a price equal to 103% of the then outstanding Principal Amount thereof together with accrued and unpaid Interest and fees (the “Offer Price”); or (b) if the Change of Control Transaction results in a new issuer, or if the Secured Lender desires that this Secured Debenture remain unpaid and continue in effect after the closing of the Change of Control Transaction, convert or exchange this Secured Debenture into a replacement debenture of the new issuer or Issuer, as applicable, in the aggregate principal amount of the Offer Price on substantially equivalent terms to those terms contained herein, provided that, if 90% or more of the Principal Amount of all Secured Debentures outstanding on the date of the Change of Control Notice have been tendered for redemption, the Issuer will have the right, in its sole discretion, to redeem all of the outstanding Secured Debentures at the Offer Price. If the Issuer does not receive a written election from a Secured Lender as described above, the Secured Lender shall be deemed to consent to redemption of its Secured Debenture for the Offer Price, in which case the Issuer shall be required to pay the Offer Price to such Secured Lender concurrently with the completion of the Change of Control Transaction.

ARTICLE 5

SECURITY

5.1 As security for the Obligations under this Secured Debenture, the Issuer has granted to the Collateral Agent, for the benefit of the Secured Lender, a security interest over all of the Issuer’s present and after acquired personal property in which the Issuer has rights, of whatsoever nature or kind and wherever situate, save and except property specifically excluded in any general security agreement granted by the Issuer to the Collateral Agent, for the benefit of the Secured Lender, which shall rank pari passu between and among the Secured Lenders (the “Security Interest”). The Security Interest shall be evidenced by one or more general security agreements entered into between the Issuer and the Secured Lender.

5.2 This Secured Debenture is entitled to and shall have the benefit of a guarantee of the Credit Parties of all of the Obligations of the Issuer to the Secured Lender under or in connection with this Secured Debenture in favour of the Secured Lender dated as of the date of this Secured Debenture (the “Guarantees”). As security for such Obligations under the Guarantees, the Credit Parties shall each grant in favour of the Collateral Agent, for the benefit of the Secured Lender, a security interest over all of such Credit Parties’ respective present and after acquired personal property in which such Credit Parties have rights, of whatsoever nature or kind and wherever situate which shall rank pari passu between and among the Secured Lenders. The security granted to the Collateral Agent, for the benefit of the Secured Lender, by each of the Credit Parties shall be evidenced by one or more general security agreements entered into between each of the Credit Parties and the Secured Lender.

ARTICLE 6

EVENTS OF DEFAULT

6.1 The occurrence of an “Event of Default” under the Secured Debenture Purchase Agreement shall constitute an event of default (“Event of Default”) hereunder.

6.2 Upon and during the continuation of an Event of Default, the Interest Rate shall increase by three percent (3%) per annum, and the Secured Lender shall be entitled to all of the rights and remedies set forth in the Secured Debenture Purchase Agreement and available to it under applicable Law.

ARTICLE 7

COVENANTS

7.1	Covenants of the Issuer and the Parent Company

So long as any Obligations remain unpaid, the Issuer and the Parent Company shall perform the covenants and actions as set forth in, and in accordance with, the Secured Debenture Purchase Agreement.

ARTICLE 8

GENERAL MATTERS

8.1	Amalgamation

Each of the Parent Company and the Issuer acknowledges that if, to the extent permitted under the Secured Debenture Purchase Agreement, it amalgamates or merges with any other Person (a) the terms “Parent Company” and “Issuer”, respectively, where used herein shall extend to and include the respective amalgamated or surviving Person, and (b) the term, “Obligations”, where used herein shall extend to and include the Obligations of the Parent Company or the Issuer, respectively, and the amalgamated Person.

8.2	No Modification or Waiver

No modification, variation or amendment of any provision of this Secured Debenture shall be made without the prior written consent of all of the Secured Lenders, the Issuer and the Parent Company. The Secured Lender shall not, by any act, delay, omission or otherwise, be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and executed by an authorized officer of the Secured Lender. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by the Secured Lender of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which the Secured Lender would otherwise have on any future occasion, whether similar in kind or otherwise.

8.3	Entire Agreement

This Secured Debenture, together with the Secured Debenture Purchase Agreement and Transaction Agreements defined therein, constitute the entire agreement between the parties and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. There are no other agreements between the parties in connection with the subject matter hereof except as specifically set forth or referred to herein or therein.

8.4	Performance by Secured Lender

If the Issuer or the Parent Company fails to perform any of their respective obligations hereunder, the Secured Lender may, after notice to the Issuer, but shall not be obligated to, perform any or all such obligations, and all reasonable costs, charges, expenses, fees, outlays and premiums incurred by the Secured Lender in connection therewith shall be payable by the Issuer forthwith upon demand by the Secured Lender and shall bear interest from the date incurred by the Secured Lender at the Interest Rate then in effect and shall form part of the Obligations. Any such performance by the Secured Lender shall not constitute a waiver by the Secured Lender of any right, power, or privilege under this Secured Debenture.

8.5	Notice to the Issuer, the Parent Company and the Secured Lender

Any notice to be given to the Issuer, the Parent Company or the Secured Lender shall be in writing and shall be deemed to be validly given if such notice is delivered in accordance with Article 18 (Notice) of the Secured Debenture Purchase Agreement.

8.6	Replacement of Secured Debenture

If this Secured Debenture shall become mutilated or be lost, stolen or destroyed and in the absence of notice that the Secured Debenture has been acquired by a bona fide purchaser, the Issuer in its discretion may issue a new Secured Debenture upon surrender and cancellation of the mutilated Secured Debenture, or, in the event that a Secured Debenture is lost, stolen or destroyed, in lieu of and in substitution for the same, and the substituted Secured Debenture shall be in the form hereof and the Secured Lender shall be entitled to benefits hereof. In case of loss, theft or destruction, the Secured Lender shall furnish to the Issuer such evidence of such loss, theft or destruction as shall be satisfactory to the Issuer in its discretion acting reasonably together with an indemnity in form and substance mutually acceptable to the Issuer and the Secured Lender, each acting reasonably. The applicant shall pay reasonable expenses incidental to the issuance of any such new Secured Debenture.

8.7	Successors and Assigns

This Secured Debenture shall enure to the benefit of the Secured Lender and its successors and its permitted assigns and shall be binding upon the Issuer, the Parent Company and their respective successors.

8.8	Assignment

No party may assign its rights or benefits under this Secured Debenture except that any of the Secured Lenders may assign any or all of its Secured Debentures from time to time and their rights and benefits or any of their obligations under this Secured Debenture to: (i) any Person controlled or managed by Gotham Green Partners, LLC or any of its Affiliates, (ii) except in the case of (i) above, any of its Affiliates or members; or (iii) any Person or Persons who may purchase all or part of their Secured Debentures, (i), (ii) and (iii) all being subject to compliance with applicable securities laws and applicable cannabis regulations.

8.9	Registered Obligations

The Issuer shall keep a “register” in which the Issuer shall provide for the recordation of the name and address of, and the amount of outstanding principal and interest owing to, the Secured Lender and its assignees. The entries in the register, as are approved by Secured Lender, shall be conclusive evidence of the amounts due and owing to the Secured Lender or its assignees in the absence of manifest error. The Issuer, the Secured Lender, and its assignees shall treat each Person whose name is recorded in the register pursuant to the terms hereof as the Secured Lender for all purposes. Notwithstanding anything to the contrary contained in this Secured Debenture, the Secured Debenture is a registered obligations and the right, title and interest of the Secured Lender and its assignees in and to this Secured Debenture shall be transferable only upon notation of such transfer in the register and Issuer shall promptly make such notation in the register upon delivery by Secured Lender or its assignees of assignment documents to Issuer. This Section 8.9 shall be construed so that the Secured Debenture is at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any related regulations (and any other relevant or successor provisions of the Code or such regulations). The register shall be available for inspection by the Secured Lender and its assignees at from time to time upon reasonable prior notice.

8.10	Invalidity of Provisions

Each of the provisions contained in this Secured Debenture is distinct and severable and a declaration of invalidity or unenforceability of any such provision by a court of competent jurisdiction shall not affect the validity or enforceability of any other provision hereof or thereof.

8.11	Governing Law

THIS SECURED DEBENTURE AND EACH OTHER TRANSACTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICTS OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

8.12	Maximum Rate of Interest

Notwithstanding any other provisions of this Secured Debenture, if the amount of any interest, premium, fees or other monies or any rate of interest required to be paid under this Secured Debenture or any other document entered into in connection with this Secured Debenture would, but for this provision, contravene any applicable Law, then such amount or rate of interest shall be reduced to such maximum amount as would not contravene such provisions; and to the extent that any excess has been charged or received the Secured Lender shall apply such excess against the outstanding Obligations and refund to the Issuer any further excess amount.

8.13	Time of Essence

Time shall be of the essence of this Secured Debenture and a forbearance by the Secured Lender of the strict application of this provision shall not operate as a continuing or subsequent forbearance.

8.14	Waiver

The Issuer hereby waives presentment, notice of dishonor, protest and notice of protest. No failure or delay by the Secured Lender in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right exclude other further exercise thereof or the exercise of any other right.

8.15	Waiver of Trial by Jury

TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY TO THIS SECURED DEBENTURE HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING HEREUNDER OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY TRANSACTION AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY TO THIS SECURED DEBENTURE HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 8.15 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the Issuer and the Parent Company has caused this Secured Debenture to be executed by its duly authorized officer as of the date first written above.

iANTHUS CAPITAL MANAGEMENT, LLC

Per:

Name:
Title:

iANTHUS CAPITAL HOLDINGS, INC.

Per:

Name:
Title:

ACCEPTED AND AGREED by the Secured Lender as of the date first written above:

[•]

Per:

Name:
Title: